MUNICIPAL INCOME OPPORTUNITIES TRUST III                Two World Trade Center,
LETTER TO THE SHAREHOLDERS September 30, 1996           New York, New York 10048


DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of Municipal Income Opportunities Trust III for the six-month period ended September 30, 1996.

Stronger economic growth and the potential threat of inflation shifted the tone of the fixed-income markets from bullish to bearish in early 1996. This change in market psychology was confirmed in March, when a surprisingly large increase in payroll employment was reported. Other indicators of economic activity and rising commodity prices added to this concern. As a result, investors anticipated that the Federal Reserve Board might reverse its pattern of reductions in the federal-funds rate which began in 1995. The bond market reacted to these expectations by pushing long-term yields higher. More than three-quarters of the rise was attributed to market weakness on the days that strong monthly employment figures were reported.

MUNICIPAL MARKET CONDITIONS

Between August 1995 and February 1996, 30-year insured revenue bond yields declined 70 basis points from 6.00 percent to 5.30 percent. Yields subsequently moved higher, reaching 6.15 percent in April and again in mid-June. By September yields stood at 5.70 percent, compared to 3.85 percent for 1-year municipal notes. In September, the yield curve pickup for extending maturities from 1 to 30 years was 185 basis points.

As the risk diminished that flat-tax proposals would cause a radical change in the tax code, tax-exempt bonds outperformed U.S. Treasury securities. The ratio of insured revenue bond yields to 30-year U.S. Treasury yields, which began the year at 92 percent, declined to 83 percent by the end of September. A declining ratio means that municipal bond prices were stronger than U.S. Treasury prices.

MUNICIPAL INCOME OPPORTUNITIES TRUST III

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption this year, it has been estimated that investors also face the retirement of more than $60 billion of previously refunded debt. On the supply side, new issues increased 19 percent to $128 billion during the first nine months of 1996. However, as interest rates rose, underwritings were frequently postponed and the pace of activity slowed.

PERFORMANCE

The net asset value (NAV) of Municipal Income Opportunities Trust III (OIC) rose from $9.66 to $9.76 per share during the six-month period ended September 30, 1996. Based on this NAV change plus reinvestment of tax-free dividends of $0.33 per share, the Fund's total return was 4.77 percent. Over the same period, the Fund's market price on the New York Stock Exchange increased from $9.125 to $9.375 per share. Based on this market price change and reinvestment of tax-free dividends, the Fund's total return was 6.43 percent.

The OIC's market price was trading at a four percent discount to NAV on September 30, 1996. Undistributed net investment income was $0.181 per share on September 30, 1996, versus $0.178 per share six months ago. The Fund's monthly dividend was increased to $0.06 per share beginning with the November 26, 1996 payment.

PORTFOLIO STRUCTURE

The five largest investment sectors represented 69 percent of the Fund's net assets. On September 30th, 1996, two loans, representing less than one percent of the Fund's net assets, were not accruing interest. An additional two loans, totaling three percent of net assets, were accruing income but may face difficulty meeting future debt-service payments. The Fund's net assets of $103.2 million were diversified among 14 long-term sectors and 56 credits.


FIVE LARGEST SECTORS AS OF SEPTEMBER 30, 1996
(% OF NET ASSETS)


IDR/PCR*                        20%
NURSING/HEALTH RELATED          16%
MORTGAGE                        11%
TAX ALLOCATION                  11%
HOSPITAL                        10%
OTHER                           32%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE

MUNICIPAL INCOME OPPORTUNITIES TRUST III

LOOKING AHEAD

The balance between the supply of new issues and demand created by maturities is expected to remain positive for the municipal market. Long-term insured municipal securities currently yield 83 percent to the yield on U.S. Treasury securities and may be expected to move in tandem with the Treasury market. Although municipal performance relative to Treasuries has improved, tax-exempts could again be affected by market uncertainty if new tax-reduction proposals surface.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Fund purchased and retired 40,000 shares of common stock at a weighted average market discount of 3.65 percent.

We appreciate your ongoing support of Municipal Income Opportunities Trust III and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO OF INVESTMENTS September 30, 1996 (unaudited)

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (96.4%)
              General Obligation (0.9%)
$  1,000      New York City, New York, 1994 Ser D.....................................     5.75 %    08/15/10     $    962,940
--------                                                                                                          ------------
              Educational Facilities Revenue (0.9%)
   1,000      New York State Dormitory Authority, State University 1993 Ser A.........     5.25      05/15/15          923,870
--------                                                                                                          ------------
              Electric Revenue (2.6%)
   1,000      Intermountain Power Agency, Utah, Refg 1996 Ser D.......................     5.00      07/01/21          893,070
   1,750      Swanton, Vermont, Ser 1993..............................................     6.70      12/01/23        1,788,220
--------                                                                                                          ------------
   2,750                                                                                                             2,681,290
--------                                                                                                          ------------
              Hospital Revenue (10.2%)
   2,000      Corona, California, Vista Hospital System Inc Ser 1992 B COPs...........     9.50      07/01/20        2,219,460
   2,000      Dixon, Illinois, Katherine Shaw Bethea Hospital Ser 1990................     9.75      12/01/10        2,154,760
              Illinois Health Facilities Authority,
   1,250      Edward Hospital Refg Ser 1993...........................................     6.00      02/15/19        1,228,763
     645      Hinsdale Hospital Ser 1990 C............................................     9.50      11/15/19          734,997
              Massachusetts Health & Educational Facilities Authority,
   1,000      Dana Farber Cancer Institute Ser G-1....................................     6.25      12/01/14        1,025,770
   1,000      Dana Farber Cancer Institute Ser G-1....................................     6.25      12/01/22        1,016,780
   1,505      North Central Texas Health Facilities Development Corporation,
               University Medical Center Inc Ser 1987.................................     7.75      04/01/17        1,551,745
   1,825      Tarrant County Health Facilities Development Corporation, Texas,
               Community Health Care Foundation Inc Ser 1991..........................     9.875     04/01/01          638,750
--------                                                                                                          ------------
  11,225                                                                                                            10,571,025
--------                                                                                                          ------------
              Industrial Development/Pollution Control Revenue (20.4%)
   1,500      Pope County, Arkansas, Arkansas Power & Light Co Ser 1990 (AMT).........     8.00      11/01/20        1,633,875
   1,750      Metropolitan Washington Airports Authority, District of Columbia,
               CaterAir International Corp Ser 1991 (AMT)+............................    10.125     09/01/11        1,752,012
   1,500      Chicago, Illinois, Chicago-O'Hare Int'l Airport/American Airlines Inc
               Ser 1990 A (AMT).......................................................     7.875     11/01/25        1,613,115
   3,000      Perry County, Kentucky, TJ International Inc Ser 1994 (AMT).............     7.00      06/01/24        3,072,990
   1,500      Massachusetts Industrial Finance Agency, Eastern Edison Co Refg Ser
               1993...................................................................     5.875     08/01/08        1,454,145
   2,500      Port Authority of New York & New Jersey, Continental Airlines Inc &
               Eastern Airlines Inc/LaGuardia Airport 1990 Ser 2 (AMT)++..............     9.125     12/01/15        2,762,175
   1,000      Beaver County Industrial Development Authority, Pennsylvania, Toledo
               Edison Co Collateralized Ser 1995 B....................................     7.75      05/01/20        1,069,020
   2,000      Brazos River Authority, Texas, Texas Utilities Electric Co 1990 Ser A
               (AMT)..................................................................     8.125     02/01/20        2,193,420
   2,000      Sabine River Authority, Texas, Texas Utilities Electric Co Ser 1990 B
               (AMT)..................................................................     8.25      10/01/20        2,230,080
   3,000      Pittsylvania County Industrial Development Authority, Virginia,
               Multi-Trade Ser 1994 A (AMT)...........................................     7.45      01/01/09        3,114,690
--------                                                                                                          ------------
  19,750                                                                                                            20,895,522
--------                                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO OF INVESTMENTS September 30, 1996 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Mortgage Revenue - Multi-Family (8.2%)
$  2,353      Saint Tammany Public Trust Financing Authority, Louisiana, Refg Ser
               1990...................................................................    10.00 %    10/01/20     $  2,576,411
              Alexandria Redevelopment & Housing Authority, Virginia,
   1,760      Courthouse Commons Apts Ser 1990 A (AMT)................................    10.00      01/01/21        1,762,411
  10,683      Courthouse Commons Apts Ser 1990 B (AMT)................................     0.00      01/01/21          945,898
   3,000      Washington Housing Finance Commission, FNMA Collateralized Refg Ser 1990
               A......................................................................     7.50      07/01/23        3,164,730
--------                                                                                                          ------------
  17,796                                                                                                             8,449,450
--------                                                                                                          ------------
              Mortgage Revenue - Single Family (2.9%)
     215      Indiana Housing Finance Authority, GNMA Collateralized 1990 Ser E-2
               (AMT)..................................................................     8.00      01/01/22          217,010
   1,225      Louisiana Housing Finance Agency, GNMA Collateralized Ser 1988 (AMT)....     8.30      11/01/20        1,275,813
   1,465      Ohio Housing Finance Agency, GNMA-Backed 1990 Ser C (AMT)...............     7.85      09/01/21        1,546,821
--------                                                                                                          ------------
   2,905                                                                                                             3,039,644
--------                                                                                                          ------------
              Nursing & Health Related Facilities Revenue (16.4%)
   2,280      Champaign, Illinois, Hoosier Care Inc/Champaign Children's Home Ser 1989
               A......................................................................     9.75      08/01/19        2,436,932
   1,435      Winchester, Indiana, Hoosier Care II Inc Ser 1990.......................    10.375     06/01/20        1,533,427
   2,000      Iowa Health Facilities Development Finance Authority, Care Initiatives
               Ser 1996...............................................................     9.25      07/01/25        2,317,720
   1,500      Westside Habilitation Center, Louisiana, Intermediate Care Facility for
               the Mentally Retarded Refg Ser 1993....................................     8.375     10/01/13        1,576,455
   2,100      Massachusetts Health & Educational Facilities Authority, Farren Care
               Center Inc 1990 Ser A..................................................    10.375     06/01/10        2,382,702
              Massachusetts Industrial Finance Agency,
   2,975      Kennedy-Donovan Center Inc 1990 Issue...................................     9.75      06/01/10        3,195,775
     100      Pioneer Valley Living Care Center at Amherst 1990 Issue.................     7.00      10/01/01           93,335
      59      Pioneer Valley Living Care Center at Amherst 1990 Issue.................     0.00      10/01/20            1,183
     980      New York State Medical Care Facilities Finance Agency, Mental Health
               1990 Ser B.............................................................     7.875     08/15/08        1,098,296
   1,945      Hurricane, Utah, Mission Health Service Ser 1990........................    10.50      07/01/20        2,180,228
--------                                                                                                          ------------
  15,374                                                                                                            16,816,053
--------                                                                                                          ------------
              Public Facilities Revenue (4.3%)
   1,000      Nevada County, California, Western Nevada Cnty Solid Waste Mgmt 1991
               COPs...................................................................     7.50      06/01/21        1,023,740
   2,000      Geo L Smith II - Georgia World Congress Center Authority, Domed Stadium
               Ser 1990 (AMT).........................................................     7.875     07/01/20        2,197,180
     780      Angelina County Jail Facilities Financing Corporation, Texas, Criminal
               Detention Center (a)...................................................     9.75      08/01/09                8
   1,230      Newton County, Texas, Detention Phase II COPs...........................     9.875     12/15/11        1,258,222
--------                                                                                                          ------------
   5,010                                                                                                             4,479,150
--------                                                                                                          ------------
              Retirement & Lifecare Facilities Revenue (6.7%)
   1,000      Colorado Health Facilities Authority, Liberty Heights 1990 Ser A (a)....    10.00      07/01/19          500,000
              Connecticut Development Authority,
     350      Seabury Life Care Ser 1996..............................................     8.75      09/01/06          350,368
   2,325      Seabury Life Care Ser 1991..............................................    10.00      09/01/16        2,456,292
   1,000      Lorain County, Ohio, Laurel Lakes Ser 1993..............................     7.30      12/15/14        1,025,620

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO OF INVESTMENTS September 30, 1996 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Chesterfield County Industrial Development Authority, Virginia,
$  3,450      Brandermill Woods Ser 1991 A............................................     6.00 %    07/01/16     $  2,484,000
     500      Brandermill Woods Ser 1991 A............................................     0.00      07/01/17           10,000
     500      Brandermill Woods Ser 1991 A............................................     0.00      07/01/18           10,000
     500      Brandermill Woods Ser 1991 A............................................     0.00      07/01/19           10,000
     500      Brandermill Woods Ser 1991 A............................................     0.00      07/01/20           10,000
     500      Brandermill Woods Ser 1991 A............................................     0.00      07/01/21           10,000
--------                                                                                                          ------------
  10,625                                                                                                             6,866,280
--------                                                                                                          ------------
              Tax Allocation (10.7%)
   2,885      Lely Community Development District, Florida, Ser 1991..................     9.00      10/01/11        3,326,866
   1,750      Bradley, Illinois, Bradley North Redev Ser 1990.........................     9.125     01/01/05        1,944,670
   1,000      Bridgeview, Illinois, Tax Increment Refg Ser 1995.......................     9.00      01/01/11        1,093,240
   1,690      Carol Stream, Illinois, Carol Pointe Ser 1990 B.........................     9.50      01/15/10        2,019,212
     400      Hodgkins, Illinois, Ser 1991............................................     9.50      12/01/09          466,784
   1,934      Muskegon Downtown Development Authority, Michigan, 1989 Ser A-1 (b).....     9.75      06/01/18        2,206,949
--------                                                                                                          ------------
   9,659                                                                                                            11,057,721
--------                                                                                                          ------------
              Transportation Facilities Revenue (2.8%)
   1,000      Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg Ser 1993 A....     6.00      10/01/13          990,550
   2,000      Ohio Turnpike Commission, 1996 Ser A (MBIA).............................     5.50      02/15/26        1,948,700
--------                                                                                                          ------------
   3,000                                                                                                             2,939,250
--------                                                                                                          ------------
              Other Revenue (4.0%)
   2,100      Del Mar Race Track Authority, California, Refg Ser 1996.................     6.00      08/15/06        2,098,278
   1,000      Mashantuket (Western) Pequot Tribe, Connecticut, Special 1996 Ser A (b)
               (WI)...................................................................     6.40      09/01/11          998,030
   1,000      Northern Palm Beach County Improvement District, Florida, Water Control
               & Impr #9A Ser 1996 A..................................................     7.30      08/01/27        1,015,770
--------                                                                                                          ------------
   4,100                                                                                                             4,112,078
--------                                                                                                          ------------
              Refunded (5.4%)
   2,285      Bedford Park, Illinois, First Lien Ser 1990.............................     9.70      01/01/02++      2,724,108
   2,410      Maury County Health & Educational Facilities Board, Tennessee, Southern
               Healthcare/Heritage Manor of Monteagle Ser 1990 E......................    10.50      03/01/00++      2,872,528
--------                                                                                                          ------------
   4,695                                                                                                             5,596,636
--------                                                                                                          ------------
 108,889      TOTAL MUNICIPAL BONDS
--------      (Identified Cost $94,034,565)..................................................................       99,390,909
                                                                                                                  ------------
              SHORT-TERM MUNICIPAL OBLIGATIONS (2.4%)
   1,200      Valdez, Alaska, Marine Terminal Exxon Pipeline Co Ser C (Demand
               10/01/96)..............................................................     3.70*     12/01/33        1,200,000
   1,000      Metropolitan Nashville Airport Authority, Tennessee, American Airlines
               Inc Refg Ser 1995 B (Demand 10/01/96)..................................     3.90*     10/01/12        1,000,000
     300      Platte County, Wyoming, Tri-State Generation & Transmission Assn Inc Ser
               1984 B (Demand 10/01/96)...............................................     4.05*     07/01/14          300,000
--------                                                                                                          ------------
   2,500      TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS
--------      (Identified Cost $2,500,000)...................................................................        2,500,000
                                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO OF INVESTMENTS September 30, 1996 (unaudited) continued

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
$111,389      TOTAL INVESTMENTS (Identified Cost $96,534,565) (c)...................................    98.8%     $101,890,909
========
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................................    1.2        1,284,441
                                                                                                       ------     ------------
              NET ASSETS.............................................................................  100.0%     $103,175,350
                                                                                                       ======     ============

---------------------
     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
      WI      Security purchased on a when issued basis.
      +       Joint exemption in the District of Columbia and Virginia.
      ++      Joint exemption in New York and New Jersey.
      ++      Prerefunded to call date shown.
      *       Current coupon of variable rate security.
     (a)      Bond in default; non-income producing security.
     (b)      Resale is restricted to qualified institutional investors.
     (c)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was
              $7,157,311 and the aggregate gross unrealized depreciation was
              $1,800,967, resulting in net unrealized appreciation of
              $5,356,344.
Bond Insurance:
--------------
     MBIA     Municipal Bond Investors Assurance Corporation.

--------------------------------------------------------------------------------
                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                               September 30, 1996

Alaska...................  1.2%
Arkansas.................  1.6
California...............  5.2
Colorado.................  0.5
Connecticut..............  3.7
District of Columbia.....  1.7
Florida..................  5.2
Georgia..................  2.1
Illinois................. 15.8
Indiana..................  1.7
Iowa.....................  2.2%
Kentucky.................  3.0
Louisiana................  5.3
Massachusetts............  8.9
Michigan.................  2.1
New York.................  5.6
New Jersey...............  2.7
Ohio.....................  4.4
Pennsylvania.............  1.0
Tennessee................  3.8
Texas....................  7.6%
Utah.....................  3.0
Vermont..................  1.7
Virginia.................  9.8
Washington...............  3.1
Wyoming..................  0.3
Joint Exemptions......... (4.4)
                          ----
Total.................... 98.8%
                          ====

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $96,534,565)........................................    $101,890,909
Cash..................................................................          38,793
Receivable for:
    Interest..........................................................       2,227,524
    Investments sold..................................................         150,000
Prepaid expenses......................................................           9,678
                                                                          ------------
    TOTAL ASSETS......................................................     104,316,904
                                                                          ------------
LIABILITIES:
Payable for:
    Investments purchased.............................................         995,626
    Investment advisory fee...........................................          43,629
    Administration fee................................................          26,177
Accrued expenses......................................................          76,122
                                                                          ------------
    TOTAL LIABILITIES.................................................       1,141,554
                                                                          ------------
NET ASSETS:
Paid-in-capital.......................................................      98,911,909
Net unrealized appreciation...........................................       5,356,344
Accumulated undistributed net investment income.......................       1,914,543
Accumulated net realized loss.........................................      (3,007,446)
                                                                          ------------
    NET ASSETS........................................................    $103,175,350
                                                                          ============
NET ASSET VALUE PER SHARE,
 10,573,906 shares outstanding
 (unlimited shares authorized of $.01 par value)......................           $9.76
                                                                                 =====

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

STATEMENT OF OPERATIONS
For the six months ended September 30, 1996 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $ 4,047,802
                                                                           -----------
EXPENSES
Investment advisory fee................................................        256,930
Administration fee.....................................................        154,158
Professional fees......................................................         57,601
Transfer agent fees and expenses.......................................         23,582
Shareholder reports and notices........................................         12,457
Registration fees......................................................         12,243
Custodian fees.........................................................          9,207
Trustees' fees and expenses............................................          8,313
Other..................................................................            652
                                                                           -----------
    TOTAL EXPENSES BEFORE EXPENSE OFFSET...............................        535,143
    LESS: EXPENSE OFFSET...............................................         (9,190)
                                                                           -----------
    TOTAL EXPENSES AFTER EXPENSE OFFSET................................        525,953
                                                                           -----------
    NET INVESTMENT INCOME..............................................      3,521,849
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss......................................................     (1,111,868)
Net change in unrealized appreciation..................................      2,145,796
                                                                           -----------
    NET GAIN...........................................................      1,033,928
                                                                           -----------
NET INCREASE...........................................................    $ 4,555,777
                                                                           ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

STATEMENT OF CHANGES IN NET ASSETS
                                                           FOR THE SIX          FOR THE YEAR
                                                           MONTHS ENDED            ENDED
                                                        SEPTEMBER 30, 1996     MARCH 31, 1996
---------------------------------------------------------------------------------------------------
                                                           (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income...............................       $  3,521,849         $   7,267,715
Net realized loss...................................         (1,111,868)             (234,096)
Net change in unrealized appreciation...............          2,145,796               197,628
                                                           ------------         -------------
    NET INCREASE....................................          4,555,777             7,231,247

Dividends from net investment income................         (3,496,005)           (6,572,115)
Net decrease from transactions in shares of
 beneficial interest................................           (372,790)           (3,108,030)
                                                           ------------         -------------
    TOTAL INCREASE (DECREASE).......................            686,982            (2,448,898)

NET ASSETS:
Beginning of period.................................        102,488,368           104,937,266
                                                           ------------         -------------
    END OF PERIOD
    (Including undistributed net investment income
    of $1,914,543 and $1,888,699, respectively).....       $103,175,350         $ 102,488,368
                                                           ============         =============

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

NOTES TO FINANCIAL STATEMENTS September 30, 1996 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Opportunities Trust III (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on February 20, 1990 and commenced operations on April 30, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MUNICIPAL INCOME OPPORTUNITIES TRUST III

NOTES TO FINANCIAL STATEMENTS September 30, 1996, (unaudited) continued

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are classified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Adviser") paid the organizational expenses of $43,103 and was fully reimbursed by the Fund in the amount thereof. Such expenses were fully amortized as of April 30, 1995.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Dean Witter Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the 0.30% to the Fund's weekly net assets.

Under the terms of the Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MUNICIPAL INCOME OPPORTUNITIES TRUST III

NOTES TO FINANCIAL STATEMENTS September 30, 1996, (unaudited) continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended September 30, 1996 aggregated $6,755,215 and $7,670,839, respectively.

Dean Witter Trust Company, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At September 30, 1996, the Fund had transfer agent fees and expenses payable of approximately $11,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended September 30, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $428. At September 30, 1996, the Fund had an accrued pension liability of $47,206 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                   PAR VALUE      EXCESS OF
                                                                                      SHARES       OF SHARES      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, March 31, 1995.........................................................    10,969,106     $109,691      $102,283,038
Treasury shares purchased and retired (weighted average discount 10.325%)*......      (355,200)      (3,552)       (3,104,478)
                                                                                    ----------     --------      ------------
Balance, March 31, 1996.........................................................    10,613,906      106,139        99,178,560
Treasury shares purchased and retired (weighted average discount 3.65%)*........       (40,000)        (400)         (372,390)
                                                                                    ----------     --------      ------------
Balance, September 30, 1996.....................................................    10,573,906     $105,739      $ 98,806,170
                                                                                    ==========     ========      ============

---------------------
 *  The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At March 31, 1996, the Fund had a net capital loss carryover of approximately $1,248,000 which will be available through March 31, 2003 to offset future capital gains to the extent provided by regulations. To the extent that this carryover loss is used to offset future capital gains, it is probable that the gains so

MUNICIPAL INCOME OPPORTUNITIES TRUST III

NOTES TO FINANCIAL STATEMENTS September 30, 1996, (unaudited) continued

offset will not be distributed to shareholders. During the year ended March 31, 1996, the Fund utilized approximately $159,000 of its net capital loss carryover.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $393,000 during fiscal 1996. As of March 31, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

7. DIVIDENDS

The Fund declared the following dividends from net investment income:

   DECLARATION        AMOUNT            RECORD               PAYABLE
      DATE           PER SHARE           DATE                  DATE
-----------------    ---------     -----------------    ------------------
October 30, 1996       $0.06       November 8, 1996     November 22, 1996

MUNICIPAL INCOME OPPORTUNITIES TRUST III

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                  FOR THE SIX                  FOR THE YEAR ENDED MARCH 31
                                                                  MONTHS ENDED          -----------------------------------------
                                                               SEPTEMBER 30, 1996              1996                   1995
---------------------------------------------------------------------------------------------------------------------------------
                                                                  (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............                    $ 9.66               $ 9.57                 $ 9.32
                                                                      ------               ------                 ------
Net investment income.............................                      0.33                 0.68                   0.67
Net realized and unrealized gain (loss)...........                      0.10                (0.01)                 *0.19
                                                                      ------               ------                 ------
Total from investment operations..................                      0.43                 0.67                   0.86
                                                                      ------               ------                 ------
Less dividends and distributions from:
   Net investment income..........................                     (0.33)               (0.61)                 (0.59)
   Net realized gain..............................                        --                   --                  (0.07)
                                                                      ------               ------                 ------
Total dividends and distributions.................                     (0.33)               (0.61)                 (0.66)
                                                                      ------               ------                 ------
Anti-dilutive effect of acquiring treasury shares.                        --                 0.03                  *0.05
Net asset value, end of period....................                    $ 9.76               $ 9.66                 $ 9.57
                                                                      ======               ======                 ======
Market value, end of period.......................                    $9.375               $9.125                 $ 8.25
                                                                      ======               ======                 ======
TOTAL INVESTMENT RETURN+..........................                      6.43%(1)            18.54%                  5.05%
RATIOS TO AVERAGE NET ASSETS:
Total expenses before expense offset..............                      1.04%(2)(3)          1.06%                  1.05%
Net investment income.............................                      6.84%(2)             6.91%                  7.24%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...........                  $103,175             $102,488               $104,937
Portfolio turnover rate...........................                         7%(1)                8%                     6%

                                                                                 FOR THE YEAR ENDED MARCH 31
                                                               ------------------------------------------------------------------
                                                                         1994                   1993                  1992
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................              $ 9.41                 $ 9.51                 $ 9.44
                                                                         ------                 ------                 ------
Net investment income......................................                0.66                   0.70                   0.73
Net realized and unrealized gain (loss)....................               (0.04)                 (0.05)                  0.12
                                                                         ------                 ------                 ------
Total from investment operations...........................                0.62                   0.65                   0.85
                                                                         ------                 ------                 ------
Less dividends and distributions from:
   Net investment income...................................               (0.71)                 (0.72)                 (0.72)
   Net realized gain.......................................                  --                  (0.03)                 (0.06)
                                                                         ------                 ------                 ------
Total dividends and distributions..........................               (0.71)                 (0.75)                 (0.78)
                                                                         ------                 ------                 ------
Anti-dilutive effect of acquiring treasury shares..........                  --                     --                     --
Net asset value, end of period.............................              $ 9.32                 $ 9.41                 $ 9.51
                                                                         ======                 ======                 ======
Market value, end of period................................              $ 8.50                 $9.625                 $ 9.50
                                                                         ======                 ======                 ======
TOTAL INVESTMENT RETURN+...................................               (5.04)%                 9.84%                 12.84%
RATIOS TO AVERAGE NET ASSETS:
Total expenses before expense offset.......................                1.07%                  1.12%                  1.14%
Net investment income......................................                6.88%                  7.37%                  7.61%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands....................            $106,916               $107,912               $109,326
Portfolio turnover rate....................................                  12%                     3%                    11%


---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 *   Restated for comparative purposes.
(1)  Not annualized.
(2)  Annualized.
(3) The above expense ratio was 1.02% after expense offset, which reflects 0.02% effect for custody cash credits.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
--------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
--------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
--------------------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
--------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
--------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.



MUNICIPAL
INCOME
OPPORTUNITIES
TRUST III


SEMIANNUAL REPORT
SEPTEMBER 30, 1996